LGT ASSET MANAGEMENT
A PIONEER IN
INTERNATIONAL
MARKETS
GT GLOBAL
GROWTH &
INCOME FUND

ANNUAL REPORT
OCTOBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The G.T. Global Growth & Income Fund seeks long-term capital appreciation and current income. In an effort to meet both objectives, the Fund invests in common and convertible preferred stock of blue-chip companies as well as high-quality government bonds from around the world.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended October 31, 1995, was 6.27% for Class A shares (1.22% including the maximum 4.75% sales charge). Total return for Class B shares was 5.57% (0.57 % including the maximum effect of the 5% contingent deferred sales charge). During the same period, the Morgan Stanley Capital International (MSCI) World Index(1) returned 10.03%, while the total return for the J.P. Morgan Global Government Bond Index(2) was 15.36%. The indices are not available for investment and do not include the effects of sales charges and professional management fees. For more performance information, please see page 6.
The Fund's underperformance compared to the indices is primarily attributable to two factors. First, over the year the Fund maintained a lower weighting in the U.S. stock market than the benchmark (approximately 22% of the Fund's equity exposure was to the U.S. versus 41.5% for the MSCI Index). Since the U.S. was the best-performing major stock market during the period, the Fund's performance suffered accordingly. Nevertheless, we have remained underweighted in the U.S. because, at recent record levels for the S&P 500, there are few stocks that meet our purchase criteria. Second, we expected the U.S. dollar to recover in early 1995 and employed foreign currency hedges, as provided for in the prospectus. The dollar did not recover as anticipated, and thus the Fund did not benefit from currency gains when the dollar weakened.

------------------
(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,577 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia,
 New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.
(2) The J.P. Morgan Global Government Bond Index is an arithmetic average, weighted by market value, of government bonds from 13 major bond markets. It includes the effect of reinvested dividends and is measured in U.S. dollars. The Fund has changed benchmarks from indices provided by Salomon Brothers to indices provided by J.P. Morgan. Because the J.P. Morgan indices use weightings based on liquidity, we consider them a better reflection of the investment opportunities.

MARKET REVIEW
Over the period, developed world financial markets made a steady recovery as inflation fears of 1994 gradually subsided. The recovery of government bond prices in the U.S., Europe and Japan, and the sluggish performance in the price of gold seem to provide clear evidence in support of declining inflation expectations.

Most major markets have responded positively to the combination of moderating economic growth and modest inflation. Throughout 1995, the U.S. has been the leading performer as long bond yields declined below 6.5% and the unique U.S. technology sector shot up. Elsewhere, the Japanese Nikkei Index has recovered from lows of 14,500 in July of this year to current 18,000 levels, as a result of monetary authorities reducing short-term interest rates to the historic low level of 0.5%. European stocks and bonds appreciated over the period, although they continued to lag the U.S. Overall, we believe European markets have much to gain from lower inflation expectations, but their economies remain overregulated and sluggish compared to the U.S.

Despite continued high levels of economic growth, many Asian markets posted declines. In Asia, asset prices were depressed by the tight credit policies of central banks fending off the incipient inflationary pressures and the aftermath of the speculative blow-off in equity markets in late 1993. An exception is Hong Kong, where prices have recovered in recent months as concerns about the Chinese economy have alleviated.

PORTFOLIO STRATEGY
Our strategy remains to identify assets that meet our valuation criteria and, at the same time, provide exposure to key economic trends as we perceive them. This led us to commit some 35% of the portfolio to government bonds over the 12-month period. We continue to be attracted by the higher, above-inflation income returns available from bond markets, particularly in Europe. We are likely to retain a bond weighting of this magnitude as long as we believe inflation expectations have further to decline. Of course, portfolio holdings are subject to change with changing market conditions. Our bond holdings at October 31 were split between Europe and the U.S., with a duration of over seven years, compared to the benchmark's four years, and we are anticipating potentially good capital returns from these instruments.

On the stock side, we favor interest rate-sensitive stock markets and corporations, especially those more cheaply valued than the world average, as measured by dividend yields and price/cash multiples (price per share divided by net cash per share). The Fund's equity portion is underweighted in the U.S. and Japan, overweighted in Hong Kong and Australia and overweighted in Europe, particularly the UK and the hard currency markets of the Netherlands, Switzerland and Germany. Neither the U.S., Japan, nor the Pacific ex-Japan offers sufficient stocks that meet our investment standards. In Japan especially, even after the five-year bear market, there are few or no companies with yields sufficient to merit inclusion. Moreover, price/cash multiples in Japan (12 times) and the Pacific (11.4 times) are well above the world average (9.1 times).

Meanwhile, European stock markets offer an average yield of 3.2%, as compared to a 2.3% yield of the World Index. The 7.1 times price/cash multiple for Europe also compares favorably to the 9.1 times for the World Index. We expect bond prices to rise in Europe as economies continue to slow, which we hope will focus investor attention on the relatively cheap values available in equity markets.

OUTLOOK
The outlook generally remains positive for financial markets. We believe the current structure of the portfolio, with its emphasis on what we feel are undervalued assets, should begin to deliver more competitive relative performance. If the U.S. market begins to lag the rest of the world after several years of strong gains, the Fund could potentially stand to benefit.

CHRISTIAN WIGNALL                       PAUL GRIFFITHS
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES                         LONDON
SAN FRANCISCO                           NICK TRAIN
                                        PORTFOLIO MANAGER
                                        LONDON

                                                          NOVEMBER 20, 1995

G.T. GLOBAL GROWTH & INCOME FUND

KEY PORTFOLIO HOLDINGS*

SWISS BANK CORP.                                                     SWITZERLAND
Swiss Bank Corp. offers a broad range of banking operations, including foreign exchange and bank note dealings, precious metal trading, mortgages and building loans. It has operations throughout Switzerland and an extensive network of international subsidiaries.

ELEKTROWATT AG                                                       SWITZERLAND
Elektrowatt is a Swiss electric power utility offering an above-average dividend yield compared to the Swiss equity market as a whole. Since utilities have historically been extremely interest rate-sensitive, Elektrowatt's price should continue to appreciate if Swiss interest rates post further declines, as we expect they will.

BROKEN HILL PROPRIETARY COMPANY                                        AUSTRALIA
Broken Hill Proprietary Company (BHP) is an Australian-based international natural resources company with extensive interests in oil, gas, steel and mining. We believe its shares will respond to investor expectations of higher growth in the developed world. The company has been successfully managed during a difficult period in its core markets, which we believe could translate into increased dividend growth.

UNION BANK OF SWITZERLAND                                            SWITZERLAND
Union Bank of Switzerland (UBS) provides a wide range of banking and financial services including retail banking and basic banking services, corporate finance, merchant banking, investment counseling and portfolio management, trading, and risk management. The company also invests in real estate. UBS is AAA-rated by Standard & Poor's and pays attractive dividends.

NATIONAL AUSTRALIA BANK (NAB)                                          AUSTRALIA
NAB is one of Australia's largest banks, with a successful record of asset growth and diversification that has driven dividends to 9.4% annually over the past five years. By valuation measures, such as historic dividend yield (6.8%) and price/ book value (price of a stock divided by the per share total net value of the company's assets -- 1.63 times), we consider the company undervalued, particularly in light of our expectations of declining Australian inflation and continued growth in the Pacific Basin.

--------------
*The Fund may or may not continue to hold these or any other securities mentioned in this report.

BRISTOL-MYERS SQUIBB                                               UNITED STATES
Bristol-Myers Squibb offers a wide range of pharmaceutical and toiletry products and is valued at approximately US$37 billion. The company is the result of one of the health care mergers that have been a feature of the sector on a global basis over the past few years. We expect the company's profits to be fueled by merger benefits for some time to come. In the meantime, the shares are supported by a historic dividend yield of 3.9%, well in excess of the U.S., stock market and world average.

CS HOLDINGS (CSH)                                                    SWITZERLAND
Since 1990, CSH has expanded its balance sheet by 80% by acquiring domestic banks, as well as other businesses including international investment banking, such as U.S.-based First Boston. The company's stock yields at a premium to the Swiss market, despite ample opportunities for cost reduction and revenue generation. The bank has recently focused on shareholder-friendly services such as its recent conversion of three classes of shares into one.

ROYAL DUTCH PETROLEUM CORP.                                          NETHERLANDS
This Anglo-Dutch oil company, one of the largest internationally, is a key player in the energy industry, both within Europe and on a global basis. Its success is based on a proven track record of exploration, together with well-run marketing and chemical activities. Although the company is exposed to a number of competitive commodity businesses, it has a solid history of dividend growth. We see it in a healthy position to expand as a result of its ability to restructure.

GKN                                                                           UK
GKN is the premier UK engineering company with high market shares in niche areas such as constant velocity joints for autos and industrial pallets. We believe this means its margins are under less threat than they would be at more exposed companies. We think GKN's growth prospects are good, as auto companies continue to outsource production.

TELECOM CORPORATION OF NEW ZEALAND LTD.                              NEW ZEALAND
We view this full service telecommunications company as having the potential to benefit from continuing deregulation of the New Zealand economy. We expect revenues to grow from the increasing demand for toll and cellular services that, as yet, have shown no signs of slowing. In addition, the company is using its strong cash flow to invest in added value products such as advanced networks and information and entertainment services.

G.T. GLOBAL GROWTH & INCOME FUND
PORTFOLIO SUMMARY
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MONTH     G.T. GLOBAL GROWTH & INCOME FUND     J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX     MSCI WORLD INDEX
09/25/90                                 9,525                                       10,000               10,000
09/30/90                                 9,525                                       10,045                9,678
10/31/90                                 9,545                                       10,443               10,583
11/30/90                                 9,625                                       10,625               10,412
12/31/90                                 9,712                                       10,744               10,632
01/31/91                                10,015                                       10,987               11,023
02/28/91                                10,338                                       10,997               12,045
03/31/91                                10,314                                       10,653               11,692
04/30/91                                10,560                                       10,781               11,785
05/31/91                                10,826                                       10,791               12,054
06/30/91                                10,417                                       10,647               11,312
07/31/91                                10,895                                       10,872               11,848
08/31/91                                11,040                                       11,098               11,813
09/30/91                                11,188                                       11,503               12,124
10/31/91                                11,041                                       11,616               12,323
11/30/91                                10,852                                       11,806               11,788
12/31/91                                11,571                                       12,402               12,648
01/31/92                                11,401                                       12,159               12,416
02/29/92                                11,529                                       12,124               12,204
03/31/92                                11,314                                       12,012               11,631
04/30/92                                11,637                                       12,112               11,795
05/31/92                                12,048                                       12,456               12,267
06/30/92                                11,981                                       12,796               11,858
07/31/92                                11,938                                       13,078               11,891
08/31/92                                11,916                                       13,426               12,182
09/30/92                                11,758                                       13,412               12,072
10/31/92                                11,691                                       13,077               11,748
11/30/92                                11,647                                       12,846               11,960
12/31/92                                11,869                                       12,967               12,059
01/31/93                                12,004                                       13,187               12,101
02/28/93                                12,475                                       13,399               12,390
03/31/93                                12,812                                       13,605               13,111
04/30/93                                12,903                                       13,853               13,721
05/31/93                                13,084                                       13,941               14,039
06/30/93                                13,197                                       13,952               13,924
07/31/93                                13,519                                       13,958               14,213
08/31/93                                14,070                                       14,371               14,867
09/30/93                                14,046                                       14,523               14,595
10/31/93                                14,627                                       14,516               14,999
11/30/93                                14,418                                       14,410               14,153
12/31/93                                15,117                                       14,557               14,848
01/31/94                                15,610                                       14,694               15,830
02/28/94                                14,905                                       14,533               15,627
03/31/94                                14,382                                       14,466               14,956
04/30/94                                14,573                                       14,455               15,421
05/31/94                                14,430                                       14,336               15,464
06/30/94                                14,309                                       14,506               15,423
07/31/94                                14,718                                       14,642               15,719
08/31/94                                14,982                                       14,604               16,195
09/30/94                                14,721                                       14,677               15,773
10/31/94                                15,086                                       14,897               16,224
11/30/94                                14,600                                       14,709               15,524
12/31/94                                14,577                                       14,743               15,677
01/31/95                                14,430                                       15,042               15,444
02/28/95                                14,676                                       15,429               15,672
03/31/95                                14,722                                       16,214               16,431
04/30/95                                15,093                                       16,473               17,007
05/31/95                                15,465                                       16,933               17,156
06/30/95                                15,384                                       17,038               17,154
07/31/95                                15,834                                       17,119               18,015
08/31/95                                15,459                                       16,643               17,617
09/30/95                                15,855                                       17,018               18,134
10/31/95                                16,032                                       17,184               17,852

  MONTH      SALOMON WORLD GOVERNMENT BOND INDEX
09/25/90                                     10,000
09/30/90                                     10,018
10/31/90                                     10,466
11/30/90                                     10,640
12/31/90                                     10,745
01/31/91                                     11,013
02/28/91                                     11,017
03/31/91                                     10,617
04/30/91                                     10,780
05/31/91                                     10,766
06/30/91                                     10,654
07/31/91                                     10,882
08/31/91                                     11,093
09/30/91                                     11,527
10/31/91                                     11,648
11/30/91                                     11,830
12/31/91                                     12,445
01/31/92                                     12,225
02/29/92                                     12,156
03/31/92                                     12,028
04/30/92                                     12,113
05/31/92                                     12,485
06/30/92                                     12,834
07/31/92                                     13,133
08/31/92                                     13,501
09/30/92                                     13,636
10/31/92                                     13,265
11/30/92                                     13,054
12/31/92                                     13,133
01/31/93                                     13,360
02/28/93                                     13,623
03/31/93                                     13,832
04/30/93                                     14,125
05/31/93                                     14,266
06/30/93                                     14,236
07/31/93                                     14,276
08/31/93                                     14,705
09/30/93                                     14,880
10/31/93                                     14,855
11/30/93                                     14,748
12/31/93                                     14,874
01/31/94                                     14,993
02/28/94                                     14,896
03/31/94                                     14,874
04/30/94                                     14,891
05/31/94                                     14,761
06/30/94                                     14,973
07/31/94                                     15,093
08/31/94                                     15,040
09/30/94                                     15,149
10/31/94                                     15,392
11/30/94                                     15,181
12/31/94                                     15,223
01/31/95                                     15,542
02/28/95                                     15,940
03/31/95                                     16,887
04/30/95                                     17,199
05/31/95                                     17,683
06/30/95                                     17,787
07/31/95                                     17,829
08/31/95                                     17,216
09/30/95                                     17,601
10/31/95                                     17,732

THE CHART AT RIGHT SHOWS THE PERFORMANCE OF THE G.T. GLOBAL
GROWTH & INCOME FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE MSCI WORLD INDEX AND THE J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX AND THE SALOMON WORLD GOVERNMENT BOND INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 60.32% AND AN AVERAGE ANNUAL TOTAL RETURN OF 9.69%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS UNMANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT. THE PERFORMANCE OF OTHER CLASSES WILL BE GREATER OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN CHARGES AND FEES PAID BY SHAREHOLDERS INVESTING IN DIFFERENT CLASSES.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS+
OCTOBER 31, 1995

                    WITHOUT SALES CHARGE           WITH SALES CHARGE++
                 ---------------------------   ---------------------------
SHARE                                LIFE OF                       LIFE OF
CLASS            1 YEAR    5 YEAR     FUND     1 YEAR    5 YEAR     FUND
--------------------------------------------------------------------------
  CLASS A*         6.27%    10.93%    10.75%     1.22%     9.85%     9.69%
  CLASS B**        5.57%      N/A     10.23%     0.57%      N/A      9.69%
  ADVISOR
   CLASS***         N/A       N/A      3.83%      N/A       N/A       N/A

  * The Fund began operations on September 25, 1990.
 ** The Fund began offering Class B shares on October 22, 1992.
*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with G.T. Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.
  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.
 ++ The performance of the Class A and Class B shares reflects the effects of the maximum 4.75% sales charge or the maximum applicable contingent deferred sales charge (5% in first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        GEOGRAPHIC ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
EUROPE                                                                          62.4%
NORTH AMERICA                                                                   25.9%
ASIA-PACIFIC                                                                    10.5%
OTHER                                                                            1.2%
SECTOR ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
FIXED-INCOME INVESTMENTS                                                        34.2%
FINANCE                                                                         24.5%
ENERGY                                                                          11.4%
MATERIALS/BASIC INDUSTRIES                                                       8.1%
SERVICES                                                                         6.0%
CONSUMER NON-DURABLES                                                            4.4%
CAPITAL GOODS                                                                    3.7%
HEALTH CARE                                                                      2.8%
MULTI-INDUSTRY/ MISCELLANEOUS                                                    2.0%
SHORT TERM & OTHER                                                               2.9%

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
GROWTH &
INCOME FUND

FINANCIAL
STATEMENTS

                        G.T. GLOBAL GROWTH & INCOME FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of G.T. Global Growth & Income Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Growth & Income Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Growth & Income Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                        G.T. GLOBAL GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                          Country        Shares          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Finance (24.5%)
  Swiss Bank Corp. - Bearer ..............................   SWTZ              34,795   $ 14,287,135         2.2
    BANKS-MONEY CENTER
  Union Bank of Switzerland - Bearer  ....................   SWTZ              10,652     11,544,594         1.8
    BANKS-MONEY CENTER
  National Australia Bank Ltd. ...........................   AUSL           1,309,437     11,207,792         1.7
    BANKS-MONEY CENTER
  CS Holding AG - Registered  ............................   SWTZ              98,500     10,067,847         1.6
    BANKS-MONEY CENTER
  AEGON N.V. .............................................   NETH             189,852      7,206,676         1.1
    INSURANCE-LIFE
  First Tennessee National Corp. .........................   US               122,700      6,564,450         1.0
    BANKS-REGIONAL
  Internationale Nederlanden Groep N.V.  .................   NETH             105,705      6,303,448         1.0
    OTHER FINANCIAL
  Mercury Asset Management Group PLC .....................   UK               397,698      5,804,870         0.9
    INVESTMENT MANAGEMENT
  American General Corp. .................................   US               170,000      5,588,750         0.9
    INSURANCE-LIFE
  Deutsche Bank AG .......................................   GER              112,500      5,089,800         0.8
    BANKS-MONEY CENTER
  ABN AMRO Holding N.V. ..................................   NETH             115,974      4,872,672         0.8
    BANKS-REGIONAL
  MAI PLC:  ..............................................   UK                    --             --         0.7
    OTHER FINANCIAL
    Convertible Preferred, 5.9% till 12/31/49 ............   --             1,463,200      2,798,280          --
    Common ...............................................   --               374,000      1,932,954          --
  National Westminster Bank PLC  .........................   UK               471,800      4,705,323         0.7
    BANKS-MONEY CENTER
  IKB Deutsche Industriebank AG  .........................   GER               23,600      4,418,816         0.7
    BANKS-REGIONAL
  Generale de Banque S.A. ................................   BEL               13,420      4,343,402         0.7
    BANKS-MONEY CENTER
  Lloyds Abbey Life PLC  .................................   UK               599,000      4,336,052         0.7
    INSURANCE-LIFE
  General Accident PLC ...................................   UK               400,000      4,071,440         0.6
    INSURANCE - PROPERTY-CASUALTY
  Sun Hung Kai Properties Ltd. ...........................   HK               494,500      3,949,629         0.6
    REAL ESTATE
  Dresdner Bank AG .......................................   GER              132,350      3,536,105         0.6
    BANKS-MONEY CENTER
  Commercial Union PLC ...................................   UK               361,550      3,514,355         0.6
    INSURANCE - MULTI-LINE
  Fortis Amev N.V. .......................................   NETH              54,017      3,392,322         0.5
    OTHER FINANCIAL
  Kredietbank N.V. .......................................   BEL               12,980      3,258,465         0.5
    BANKS-REGIONAL
  M & G Group PLC ........................................   UK               155,000      3,197,013         0.5
    INVESTMENT MANAGEMENT
  Sparebanken NOR (Union Bank of Norway) .................   NOR              112,000      2,968,293         0.5
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL GROWTH & INCOME FUND

                                                                                           Market        % of Net
Equity Investments                                          Country        Shares          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Finance (Continued)
  Gerrard & National Holdings PLC ........................   UK               375,880   $  2,631,813         0.4
    SECURITIES BROKER
  Henderson Investment Ltd. ..............................   HK             2,691,000      2,192,842         0.3
    REAL ESTATE
  Banco de Santander S.A.  ...............................   SPN               48,750      2,127,389         0.3
    BANKS-MONEY CENTER
  Bank of Montreal  ......................................   CAN               88,000      1,954,752         0.3
    BANKS-REGIONAL
  Hopewell Holdings  .....................................   HK             2,631,000      1,659,008         0.3
    REAL ESTATE
  Amoy Properties Ltd.  ..................................   HK             1,581,500      1,523,978         0.2
    REAL ESTATE
  Societe Generale Paris .................................   FR                12,280      1,404,218         0.2
    BANKS-MONEY CENTER
  Banco Popular Espanol S.A. .............................   SPN                7,880      1,253,328         0.2
    BANKS-MONEY CENTER
  UAP Compagnie ..........................................   FR                42,367      1,100,667         0.2
    INSURANCE - MULTI-LINE
  Compagnie Financiere de Paribas S.A. ...................   FR                18,332      1,008,757         0.2
    OTHER FINANCIAL
  Realty Development Corp., Ltd. "A"  ....................   HK               280,000        800,393         0.1
    REAL ESTATE
  Commerzbank AG .........................................   GER                2,250        520,891         0.1
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                         157,138,519
                                                                                        ------------
Energy (11.4%)
  Elektrowatt AG .........................................   SWTZ              45,508     13,753,850         2.1
    ELECTRICAL & GAS UTILITIES
  Royal Dutch Petroleum Co. ..............................   NETH              80,550      9,999,838         1.6
    OIL
  Electrabel S.A. ........................................   BEL               34,760      7,812,586         1.2
    ELECTRICAL & GAS UTILITIES
  Exxon Corp. ............................................   US                91,300      6,973,038         1.1
    OIL
  Pacific Gas and Electric Co. ...........................   US               220,000      6,462,500         1.0
    ELECTRICAL & GAS UTILITIES
  Mobil Corp. ............................................   US                63,800      6,427,850         1.0
    OIL
  Reunies Electrobel & Tractebel S.A. ....................   BEL               11,587      4,246,964         0.7
    ELECTRICAL & GAS UTILITIES
  Groupe Bruxelles Lambert S.A. ..........................   BEL               31,025      4,001,496         0.6
    OIL
  Shell Transport & Trading Co., PLC .....................   UK               324,700      3,792,529         0.6
    OIL
  Elf Aquitaine ..........................................   FR                52,475      3,574,547         0.6
    OIL
  British Gas PLC ........................................   UK               859,500      3,273,898         0.5
    GAS PRODUCTION & DISTRIBUTION
  Iberdrola S.A.  ........................................   SPN              134,000      1,011,238         0.2
    ELECTRICAL & GAS UTILITIES
  Union Electrica Fenosa S.A. ............................   SPN              206,000        959,790         0.2
    ELECTRICAL & GAS UTILITIES
  Groupe Bruxelles Lambert S.A. - VVPR ...................   BEL                  742         95,701          --
    OIL
                                                                                        ------------
                                                                                          72,385,825
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL GROWTH & INCOME FUND

                                                                                           Market        % of Net
Equity Investments                                          Country        Shares          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Materials/Basic Industries (8.1%)
  Broken Hill Proprietary Co., Ltd. ......................   AUSL             939,403   $ 12,718,996         2.0
    MISC. MATERIALS & COMPONENTS
  Amcor Ltd. .............................................   AUSL           1,121,546      8,403,908         1.3
    PAPER/PACKAGING
  Monsanto Co. ...........................................   US                65,800      6,892,550         1.1
    CHEMICALS
  Solvay S.A. "A" ........................................   BEL               11,754      5,933,900         0.9
    CHEMICALS
  Akzo Nobel N.V. ........................................   NETH              51,450      5,859,040         0.9
    CHEMICALS
  RWE AG .................................................   GER               13,462      4,792,483         0.8
    MISC. MATERIALS & COMPONENTS
  BASF AG ................................................   GER               18,080      3,969,815         0.6
    CHEMICALS
  CRA Ltd. ...............................................   AUSL             132,200      2,037,563         0.3
    METALS - NON-FERROUS
  St Laurent Paperboard, Inc.-/- .........................   CAN               80,000      1,157,321         0.2
    FOREST PRODUCTS
                                                                                        ------------
                                                                                          51,765,576
                                                                                        ------------
Services (6.0%)
  Telecom Corporation of New Zealand Limited .............   NZ                    --             --         1.5
    TELEPHONE NETWORKS
    Common ...............................................   --             2,082,600      8,640,297          --
    ADR{\/} ..............................................   --                19,000      1,261,125          --
  McGraw-Hill, Inc. ......................................   US                81,000      6,631,875         1.0
    BROADCASTING & PUBLISHING
  Dun & Bradstreet Corp. .................................   US               109,800      6,560,550         1.0
    BROADCASTING & PUBLISHING
  Granada PLC, Convertible Preferred, 7.5% till
   4/30/03  ..............................................   UK             1,040,000      3,887,466         0.6
    LEISURE & TOURISM
  THORN EMI PLC ..........................................   UK               140,000      3,259,365         0.5
    LEISURE & TOURISM
  Royal PTT Nederland N.V. ...............................   NETH              86,335      3,036,497         0.5
    TELEPHONE NETWORKS
  British Telecommunications PLC .........................   UK               359,000      2,133,460         0.3
    TELEPHONE NETWORKS
  Tele Danmark AS "B" ....................................   DEN               39,394      2,055,226         0.3
    TELEPHONE NETWORKS
  Cathay Pacific Airways .................................   HK             1,393,000      2,054,041         0.3
    TRANSPORTATION - AIRLINES
                                                                                        ------------
                                                                                          39,519,902
                                                                                        ------------
Consumer Non-Durables (4.4%)
  Philip Morris Cos., Inc. ...............................   US                85,000      7,182,500         1.1
    FOOD
  Avon Products, Inc.  ...................................   US                91,000      6,472,375         1.0
    PERSONAL CARE/COSMETICS
  Universal Corp. ........................................   US               280,500      5,890,500         0.9
    TOBACCO
  Fleming Cos., Inc. .....................................   US               206,700      4,676,588         0.7
    FOOD
  Brown-Forman Corp. "B" .................................   US                84,300      3,213,938         0.5
    BEVERAGES - ALCOHOLIC
  Dairy Farm International Holdings Ltd.{\/} .............   HK             1,390,000      1,139,800         0.2
    FOOD
                                                                                        ------------
                                                                                          28,575,701
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL GROWTH & INCOME FUND

                                                                                           Market        % of Net
Equity Investments                                          Country        Shares          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Capital Goods (3.7%)
  General Electric PLC  ..................................   UK             1,473,000   $  7,310,289         1.1
    AEROSPACE/DEFENSE
  BICC PLC ...............................................   UK             1,221,500      5,058,211         0.8
    INDUSTRIAL COMPONENTS
  Lockheed Martin Corp. ..................................   US                69,545      4,737,753         0.7
    AEROSPACE/DEFENSE
  Siemens AG  ............................................   GER                6,953      3,646,212         0.6
    TELECOM EQUIPMENT
  TransCanada Pipelines Ltd. .............................   CAN              145,000      1,935,246         0.3
    MACHINERY & ENGINEERING
  Thomson CSF S.A. .......................................   FR                62,560      1,304,053         0.2
    AEROSPACE/DEFENSE
  Trafalgar House PLC  ...................................   UK               131,000         47,621          --
    MACHINERY & ENGINEERING
                                                                                        ------------
                                                                                          24,039,385
                                                                                        ------------
Health Care (2.8%)
  Bristol Myers Squibb Co.  ..............................   US               138,700     10,575,875         1.7
    PHARMACEUTICALS
  Bayer AG ...............................................   GER               25,860      6,879,829         1.1
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          17,455,704
                                                                                        ------------
Multi-Industry/Miscellaneous (2.0%)
  VEBA AG ................................................   GER              170,200      6,989,169         1.1
    CONGLOMERATE
  Hutchison Whampoa ......................................   HK               565,000      3,113,230         0.5
    CONGLOMERATE
  Brascan Ltd. "A" .......................................   CAN              179,000      2,806,690         0.4
    CONGLOMERATE
                                                                                        ------------
                                                                                          12,909,089
                                                                                        ------------
Consumer Durables (1.4%)
  GKN PLC  ...............................................   UK               685,800      8,730,686         1.4
                                                                                        ------------
    AUTO PARTS
Technology (0.3%)
  Alcatel Alsthom Compagnie Generale d'Electricite .......   FR                21,860      1,867,390         0.3
    TELECOM TECHNOLOGY
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $351,769,551)  ............                               414,387,777        64.6
                                                                                        ------------       -----

                                                                         Principal         Market        % of Net
Fixed Income Investments                                    Currency       Amount          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (29.1%)
  Canada (0.6%)
    Canadian Government, 8.75% due 12/1/05 ...............   CAD            5,000,000      4,039,424         0.6
  Denmark (1.1%)
    Kingdom of Denmark, 8% due 3/15/06 ...................   DKK           40,000,000      7,361,060         1.1
  Germany (7.8%)
    Deutschland Republic:
      6.75% due 4/22/03  .................................   DEM           26,000,000     19,014,567         3.0
      6.25% due 1/4/24 ...................................   DEM           23,000,000     14,449,975         2.3
    Bundesschatzanweisungen, 6.875% due 12/2/98 ..........   DEM           14,635,000     10,984,829         1.7
    Treuhandanstalt, 6.375% due 7/1/99 ...................   DEM            7,000,000      5,181,980         0.8

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL GROWTH & INCOME FUND

                                                                         Principal         Market        % of Net
Fixed Income Investments                                    Currency       Amount          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Italy (1.9%)
    Italian Buoni Del Tesoro Poliennali (BTPS), 8.50% due
     8/1/04 ..............................................   ITL       23,000,000,000   $ 11,997,457         1.9
  New Zealand (1.2%)
    New Zealand Government, 8% due 4/15/04 ...............   NZD           11,000,000      7,610,947         1.2
  Spain (1.5%)
    Kingdom of Spain, 8% due 5/30/04 .....................   ESP        1,350,000,000      9,399,393         1.5
  Sweden (2.2%)
    Swedish Government, 6% due 2/9/05 ....................   SEK          117,600,000     14,292,473         2.2
  United Kingdom (4.6%)
    Conversion, 9.5% due 4/18/05  ........................   GBP           10,500,000     18,244,725         2.8
    United Kingdom Treasury:
      6% due 8/10/99 .....................................   GBP            3,865,000      5,852,937         0.9
      8% due 12/7/15 .....................................   GBP            3,500,000      5,466,157         0.9
  United States (8.2%)
    United States Treasury Note:
      7.25% due 5/15/04  .................................   USD           16,600,000     17,881,351         2.8
      7.5% due 2/15/05 ...................................   USD            8,050,000      8,849,969         1.4
      6.5% due 8/15/05 ...................................   USD            4,000,000      4,136,252         0.6
    United States Treasury Bond:
      6.875% due 8/15/25 .................................   USD           11,500,000     12,322,975         1.9
      6.25% due 8/15/23  .................................   USD           10,000,000      9,762,500         1.5
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $177,666,101) ...........................................                               186,848,971
                                                                                        ------------
Corporate Bonds (5.1%)
  Canada (0.2%)
    St. Laurent Paperboard Inc., Convertible Bond, 8% due
     6/15/04 .............................................   CAD            1,080,000      1,056,373         0.2
  Germany (1.4%)
    Deutsche Bank AG, 9% due 12/31/02+/+ .................   DEM            5,625,000      4,562,593         0.7
    Commerzbank AG, Convertible Bond, 8.40% due
     12/31/00+ ...........................................   DEM            4,173,000      4,169,145         0.7
    IKB Deutsche Industriebank, 6.45% due 3/31/06 ........   DEM              445,700        294,536          --
  United Kingdom (2.5%)
    Daily Mail & General Trust, Convertible Bond, 5.75%
     due 9/26/03 .........................................   GBP            3,405,000      6,899,336         1.1
    Land Securities PLC, Convertible Bond, 9.375% due
     7/31/04 .............................................   GBP            3,485,000      5,990,102         0.9
    Elf Enterprises Finance PLC, 8.75% due 6/27/06 .......   GBP            1,465,000      2,298,107         0.4
    Trafalgar House PLC, Convertible Bond, 6% due
     1/31/49 .............................................   GBP            1,236,000        908,393         0.1
  United States (1.0%)
    Siemens Capital Corp., 8% due 6/24/02+/+ .............   USD            4,710,000      6,405,600         1.0
                                                                                        ------------
Total Corporate Bonds (cost $31,805,823)  ................                                32,584,185
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $209,471,924) .......                               219,433,156        34.2
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL GROWTH & INCOME FUND

                                                                           No. of          Market        % of Net
Warrants (0.0%)                                             Country       Warrants         Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
  Henderson Investment Warrants, expire 3/31/96 (cost
   $0)-/- ................................................   HK               269,100   $     14,271          --
                                                                                        ------------       -----
    INVESTMENT MANAGEMENT

                                                                                           Market        % of Net
Repurchase Agreement (0.1%)                                                                Value        Assets {d}
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1995 with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield
   of 5.80% collateralized by $1,310,000 U.S. Treasury
   Strips, due 2/15/02 (market value of collateral is
   $906,610, including accrued interest) (cost $877,141)
    ......................................................                                   877,141         0.1
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $562,118,616) ....................                               634,712,345        98.9
Other Assets and Liabilities .............................                                 7,097,240         1.1
                                                                                        ------------       -----

NET ASSETS ...............................................                              $641,809,585       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------
        {d} Percentages indicated are based on net assets of $641,809,585. {\/} U.S. currency denominated.
        -/-  Non-income producing security.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $562,357,582 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  86,308,381
                 Unrealized depreciation:           (13,953,618)
                                                  -------------
                 Net unrealized appreciation:     $  72,354,763
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR -- American Depository Receipt
             GDR -- Global Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:


                                               Percentage of Net Assets {d}
                                        -------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country(Country Code/Currency Code)     Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    5.3                                   5.3
Belgium (BEL/BEF)  ...................    4.6                                   4.6
Canada (CAN/CAD) .....................    1.2         0.8                       2.0
Denmark (DEN/DKK) ....................    0.3         1.1                       1.4
France (FR/FRF) ......................    1.7                                   1.7
Germany (GER/DEM) ....................    6.4         9.2                      15.6
Hong Kong (HK/HKD) ...................    2.5                                   2.5
Italy (ITLY/ITL) .....................                1.9                       1.9
Netherlands (NETH/NLG) ...............    6.4                                   6.4
New Zealand (NZ/NZD) .................    1.5         1.2                       2.7
Norway (NOR/NOK) .....................    0.5                                   0.5
Spain (SPN/ESP) ......................    0.9         1.5                       2.4
Sweden (SWDN/SEK) ....................                2.2                       2.2
Switzerland (SWTZ/CHF) ...............    7.7                                   7.7
United Kingdom (UK/GBP) ..............   10.9         7.1                      18.0
United States (US/USD) ...............   14.7         9.2            1.2       25.1
                                        ------        ---            ---      -----
Total  ...............................   64.6        34.2            1.2      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

----------------
{d}  Percentages indicated are based on net assets of $641,809,585.

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL GROWTH & INCOME FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                                                                       Unrealized
                                                                              Market Value    Contract    Delivery    Appreciation
Contracts to Sell:                                                           (U.S. Dollars)     Price       Date     (Depreciation)
---------------------------------------------------------------------------  --------------  -----------  ---------  --------------
Deutsche Marks.............................................................      32,968,774      1.37500   01/24/96  $      631,227
Dutch Guilders.............................................................      12,674,263      1.58183   11/15/95         (30,640)
Dutch Guilders.............................................................         697,084      1.64532   11/15/96         (28,522)
French Francs..............................................................       1,462,617      4.81600   11/06/96          22,019
French Francs..............................................................       3,947,691      4.90035   11/16/95          (9,463)
Swiss Francs...............................................................      15,511,679      1.21830   11/17/95      (1,065,319)
                                                                             --------------                          --------------
    Total Contracts to Sell (Receivable amount $66,781,410)................      67,262,108                                (480,698)
                                                                             --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 10.48%
    Total Open Forward Foreign Currency Contracts..........................                                          $     (480,698)
                                                                                                                     --------------
                                                                                                                     --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL GROWTH & INCOME FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $562,118,616)
   (Note 1).................................................     $634,712,345
  U.S. currency..............................     $2,148,396
  Foreign currencies (cost $86,368)..........         86,113        2,234,509
                                                  ----------
  Interest and interest withholding tax reclaims
   receivable...............................................        6,136,649
  Dividends and dividend withholding tax reclaims
   receivable...............................................        1,839,340
  Receivable for Fund shares sold...........................        1,589,616
  Miscellaneous receivable..................................           57,542
  Cash held as collateral for securities loaned (Note 1)....       66,191,073
                                                                 ------------
    Total assets............................................      712,761,074
                                                                 ------------
Liabilities:
  Payable for Fund shares repurchased.......................        1,909,711
  Payable for forward foreign currency contracts -- closed
   (Note 1).................................................        1,061,853
  Payable for investment management and administration fees
   (Note 2).................................................          530,977
  Payable for open forward foreign currency contracts, net
   (Note 1).................................................          480,698
  Payable for service and distribution expenses (Note 2)....          382,987
  Payable for printing and postage expenses.................          157,836
  Payable for transfer agent fees (Note 2)..................          109,594
  Payable for custodian fees (Note 1).......................           36,195
  Payable for professional fees.............................           33,921
  Payable for registration and filing fees..................           30,951
  Payable for fund accounting fees (Note 2).................           13,794
  Distribution payable......................................            5,449
  Payable for Directors' fees and expenses (Note 2).........            2,315
  Other accrued expenses....................................            4,135
  Collateral for securities loaned (Note 1).................       66,191,073
                                                                 ------------
    Total liabilities.......................................       70,951,489
                                                                 ------------
Net assets..................................................     $641,809,585
                                                                 ------------
                                                                 ------------
Class A:
Net asset value and redemption price per share
 ($284,069,241 DIVIDED BY 44,716,651 shares outstanding)....     $       6.35
                                                                 ------------
                                                                 ------------
Maximum offering price per share
 (100/95.25 of $6.35) *.....................................     $       6.67
                                                                 ------------
                                                                 ------------
Class B:+
Net asset value and offering price per share
 ($356,796,017 DIVIDED BY 56,149,732 shares outstanding)....     $       6.35
                                                                 ------------
                                                                 ------------
Advisor Class: (Notes 1 & 4)
Net asset value, offering price per share, and redemption
 price per share
 ($944,327 DIVIDED BY 148,711 shares outstanding)...........     $       6.35
                                                                 ------------
                                                                 ------------
Net assets consist of:
  Paid in capital (Note 4)..................................     $585,988,405
  Undistributed net investment income.......................        3,503,788
  Accumulated net realized loss on investments and foreign
   currency transactions....................................      (19,973,849)
  Net unrealized depreciation on translation of assets and
   liabilities in foreign currencies........................         (302,488)
  Net unrealized appreciation of investments................       72,593,729
                                                                 ------------
Total -- representing net assets applicable to capital
 shares outstanding.........................................     $641,809,585
                                                                 ------------
                                                                 ------------

----------------
  * On sales of $50,000 or more, the offering price is reduced.
  + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL GROWTH & INCOME FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income.............................................     $ 20,124,306
  Dividend income (net of foreign withholding tax of
   $1,834,759)................................................       15,986,542
                                                                   ------------
    Total investment income...................................       36,110,848
                                                                   ------------
Expenses:
  Investment management and administration fees (Note 2)......        6,301,399
  Service and distribution expenses: (Note 2)
    Class A..................................     $  1,035,465
    Class B..................................        3,539,336        4,574,801
                                                  ------------
  Transfer agent fees (Note 2)................................        1,373,300
  Custodian fees (Note 1).....................................          520,103
  Printing and postage expenses...............................          413,672
  Fund accounting fees (Note 2)...............................          165,947
  Registration and filing fees................................          118,965
  Audit fees..................................................           59,085
  Legal fees..................................................           39,930
  Directors' fees and expenses (Note 2).......................           17,950
  Amortization of organization costs (Note 1).................           17,648
  Insurance expenses..........................................           12,047
                                                                   ------------
    Total expenses before reductions..........................       13,614,847
                                                                   ------------
      Expense reductions (Notes 1 & 5)........................         (232,599)
                                                                   ------------
    Total net expenses........................................       13,382,248
                                                                   ------------
Net investment income.........................................       22,728,600
                                                                   ------------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........       13,795,663
  Net realized loss on foreign currency
   transactions..............................      (31,706,057)
                                                  ------------
    Net realized loss during the year.........................      (17,910,394)
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................         (583,752)
  Net change in unrealized appreciation of
   investments...............................       32,281,086
                                                  ------------
    Net unrealized appreciation during the year...............       31,697,334
                                                                   ------------
Net realized and unrealized gain on investments and foreign
 currencies...................................................       13,786,940
                                                                   ------------
Net increase in net assets resulting from operations..........     $ 36,515,540
                                                                   ------------
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL GROWTH & INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income......................       $  22,728,600          $  17,564,361
  Net realized gain (loss) on investments and
   foreign currency transactions.............         (17,910,394)             8,687,940
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................            (583,752)            (1,672,868)
  Net change in unrealized appreciation
   (depreciation) of investments.............          32,281,086             (9,822,058)
                                                  -----------------      -----------------
    Net increase in net assets resulting from
     operations..............................          36,515,540             14,757,375
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................         (10,790,288)            (9,757,675)
  From net realized gain on investments......            (506,546)            (3,136,804)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................         (10,618,028)            (7,806,686)
  From net realized gain on investments......            (580,255)            (2,807,047)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................             (18,236)                     0
                                                  -----------------      -----------------
    Total distributions......................         (22,513,353)           (23,508,212)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................         150,425,919            385,623,629
  Decrease from capital shares repurchased...        (199,707,569)          (101,979,754)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................         (49,281,650)           283,643,875
                                                  -----------------      -----------------
Total increase (decrease) in net assets......         (35,279,463)           274,893,038
Net assets:
  Beginning of year..........................         677,089,048            402,196,010
                                                  -----------------      -----------------
  End of year................................       $ 641,809,585          $ 677,089,048
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL GROWTH & INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          ---------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                          ---------------------------------------------------------------
                                            1995         1994         1993(D)        1992         1991
                                          ---------   -----------   -----------   ----------   ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   6.21    $   6.29      $   5.28      $  5.25      $  4.77
                                          ---------   -----------   -----------   ----------   ----------
Income from investment operations:
  Net investment income.................      0.24        0.22          0.24*        0.21*        0.27*
  Net realized and unrealized gain
   (loss) on investments................      0.13       (0.03)         1.05         0.10         0.47
                                          ---------   -----------   -----------   ----------   ----------
    Net increase (decrease) from
     investment operations..............      0.37        0.19          1.29         0.31         0.74
                                          ---------   -----------   -----------   ----------   ----------
Distributions to shareholders:
  From net investment income............     (0.22)      (0.21)        (0.24)       (0.14)       (0.26)
  From net realized gain on
   investments..........................     (0.01)      (0.06)           --        (0.14)          --
  From sources other than net investment
   income...............................        --          --         (0.04)          --           --
                                          ---------   -----------   -----------   ----------   ----------
    Total distributions.................     (0.23)      (0.27)        (0.28)       (0.28)       (0.26)
                                          ---------   -----------   -----------   ----------   ----------
Net asset value, end of period..........  $   6.35    $   6.21      $   6.29      $  5.28      $  5.25
                                          ---------   -----------   -----------   ----------   ----------
                                          ---------   -----------   -----------   ----------   ----------
Total investment return (e).............      6.27%       3.14%         25.1%         5.9%       15.68%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $284,069    $317,847      $251,428      $27,754      $71,376
Ratio of net investment income to
 average net assets.....................      3.85%       3.30%          3.3%*        4.1%*        5.0%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................      1.70%       1.67%          1.8%*        1.9%*        1.9%*
  Without expense reductions............      1.74%         --%**         --%**        --%**        --%**
Portfolio turnover rate++++.............        83%        117%           24%          53%          46%

----------------

    + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
   ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    * Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.005, $0.02, and $0.03 for the year ended October 31, 1993, 1992 and 1991, respectively. Without such reimbursements, the expense ratios would have been 1.93%, 2.20% and 2.46% and the net investment income to average net assets would have been 3.2%, 3.70% and 4.40%, for the year ended October 31, 1993, 1992 and 1991, respectively.
   ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
  (a)  Not annualized.
  (b)  Annualized.
  (c) Ratios are not meaningful due to short period of operations of Class B shares.
  (d) These selected per share data were calculated based upon weighted average shares outstanding during the year.
  (e)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                CLASS B++                            ADVISOR
                                          ------------------------------------------------------     CLASS+++
                                                                                   OCTOBER 22,     ------------
                                                       YEAR ENDED                      1992        JUNE 1, 1995
                                                       OCTOBER 31,                      TO              TO
                                          -------------------------------------    OCTOBER 31,     OCTOBER 31,
                                            1995         1994         1993(D)        1992(D)           1995
                                          ---------   -----------   -----------   --------------   ------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   6.21    $   6.29      $   5.28        $ 5.29           $ 6.24
                                          ---------   -----------   -----------    -------         ------------
Income from investment operations:
  Net investment income.................      0.20        0.18          0.20          0.01             0.11
  Net realized and unrealized gain
   (loss) on investments................      0.13       (0.03)         1.05         (0.02)            0.13
                                          ---------   -----------   -----------    -------         ------------
    Net increase (decrease) from
     investment operations..............      0.33        0.15          1.25         (0.01)            0.24
                                          ---------   -----------   -----------    -------         ------------
Distributions to shareholders:
  From net investment income............     (0.18)      (0.17)        (0.20)           --            (0.13)
  From net realized gain on
   investments..........................     (0.01)      (0.06)           --            --               --
  From sources other than net investment
   income...............................        --          --         (0.04)           --               --
                                          ---------   -----------   -----------    -------         ------------
    Total distributions.................     (0.19)      (0.23)        (0.24)           --            (0.13)
                                          ---------   -----------   -----------    -------         ------------
Net asset value, end of period..........  $   6.35    $   6.21      $   6.29        $ 5.28           $ 6.35
                                          ---------   -----------   -----------    -------         ------------
                                          ---------   -----------   -----------    -------         ------------
Total investment return (e).............      5.57%       2.48%         24.3%         (0.2)%(a)        3.83%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $356,796    $359,242      $150,768        $  280           $  944
Ratio of net investment income to
 average net assets.....................      3.20%       2.65%          2.6%          N/A(c)          4.20%(b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................      2.35%       2.32%          2.5%          N/A(c)          1.35%(b)
  Without expense reductions............      2.39%         --%**         --%**         --%**(c)       1.39%(b)
Portfolio turnover rate++++.............        83%        117%           24%           53%              83%

----------------

    + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
   ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    * Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.005, $0.02, and $0.03 for the year ended October 31, 1993, 1992 and 1991, respectively. Without such reimbursements, the expense ratios would have been 1.93%, 2.20% and 2.46% and the net investment income to average net assets would have been 3.2%, 3.70% and 4.40%, for the year ended October 31, 1993, 1992 and 1991, respectively.
   ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
  (a)  Not annualized.
  (b)  Annualized.
  (c) Ratios are not meaningful due to short period of operations of Class B shares.
  (d) These selected per share data were calculated based upon weighted average shares outstanding during the year.
  (e)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL GROWTH & INCOME FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Growth & Income Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                        G.T. GLOBAL GROWTH & INCOME FUND
between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount

                        G.T. GLOBAL GROWTH & INCOME FUND
of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1995, stocks with an aggregate value of approximately $62,622,697 were on loan to brokers. The loans were secured by cash collateral of $66,191,073. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the period ended October 31, 1995, the Fund received $192,015 of income from securities lending which was used to offset the Fund's custody expenses.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $24,154,904, which expires in 2003.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $107,435. These expenses have been amortized on a straightline basis over a five-year period.

(L)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's Portfolio of Investments.

                        G.T. GLOBAL GROWTH & INCOME FUND

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to G.T. Capital at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, G.T. Global retained $80,112 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. G.T. Global collected CDSCs in the amount of $19,017 for the year ended October 31, 1995. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1995, G.T. Global collected CDSC's in the amount of $1,533,810. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.85%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

Effective May 1, 1995, G.T. Capital has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds. For the period

                        G.T. GLOBAL GROWTH & INCOME FUND
ended October 31, 1995, the Fund paid fund accounting fees of $40,735 to G.T. Capital.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3.  PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Fund, other than short-term investments and U.S. government obligations, aggregated $445,884,925 and $478,744,953, respectively. Purchases and sales of U.S. government obligations were $64,778,477 and $57,362,609, respectively, for the year ended October 31, 1995.

4. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; and 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                     YEAR ENDED                 YEAR ENDED
                                                                                  OCTOBER 31, 1995           OCTOBER 31, 1994
                                                                             --------------------------  -------------------------
CLASS A:                                                                       SHARES        AMOUNT        SHARES       AMOUNT
                                                                             -----------  -------------  ----------  -------------
Shares sold................................................................   11,447,072  $  70,539,906  18,375,623  $ 115,141,878
Shares issued in connection with reinvestment of distributions.............    1,579,506      9,534,463   1,777,962     10,875,825
                                                                             -----------  -------------  ----------  -------------
                                                                              13,026,578     80,074,369  20,153,585    126,017,703
Shares repurchased.........................................................  (19,470,580)  (119,773,578) (8,951,499)   (55,403,713)
                                                                             -----------  -------------  ----------  -------------
Net increase (decrease)....................................................   (6,444,002) $ (39,699,209) 11,202,086  $  70,613,990
                                                                             -----------  -------------  ----------  -------------
                                                                             -----------  -------------  ----------  -------------

                                                                                     YEAR ENDED                 YEAR ENDED
                                                                                  OCTOBER 31, 1995           OCTOBER 31, 1994
                                                                             --------------------------  -------------------------
CLASS B:                                                                       SHARES        AMOUNT        SHARES       AMOUNT
                                                                             -----------  -------------  ----------  -------------
Shares sold................................................................    9,868,499  $  60,082,182  39,929,440  $ 250,659,375
Shares issued in connection with reinvestment of distributions.............    1,542,069      9,322,768   1,464,527      8,946,551
                                                                             -----------  -------------  ----------  -------------
                                                                              11,410,568     69,404,950  41,393,967    259,605,926
Shares repurchased.........................................................  (13,074,922)   (79,926,629) (7,536,482)   (46,576,041)
                                                                             -----------  -------------  ----------  -------------
Net increase (decrease)....................................................   (1,664,354) $ (10,521,679) 33,857,485  $ 213,029,885
                                                                             -----------  -------------  ----------  -------------
                                                                             -----------  -------------  ----------  -------------

                                                                                    JUNE 1, 1995
                                                                              (COMMENCEMENT OF SALE OF
                                                                               SHARES) TO OCTOBER 31,
                                                                                        1995
                                                                             --------------------------
ADVISOR CLASS:                                                                 SHARES        AMOUNT
                                                                             -----------  -------------
Shares sold................................................................      146,947  $     928,364
Shares issued in connection with reinvestment of distributions.............        2,927         18,236
                                                                             -----------  -------------
                                                                                 149,874        946,600
Shares repurchased.........................................................       (1,163)        (7,362)
                                                                             -----------  -------------
Net increase...............................................................      148,711  $     939,238
                                                                             -----------  -------------
                                                                             -----------  -------------

                        G.T. GLOBAL GROWTH & INCOME FUND

5. EXPENSE REDUCTIONS
G.T. Capital has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1995, the Fund's expenses were reduced by $40,584 under these arrangements.

6.  SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which G.T. Capital is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

--------------
FEDERAL TAX INFORMATION
For its fiscal year ended October 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.228 per share (representing an approximate total of $22,862,317). The total amount of taxes paid by the Fund to such countries was approximately $0.019 per share (representing a total of $1,834,759).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,288,542 as capital gain dividends for the fiscal year ended October 31, 1995.

                        G.T. GLOBAL GROWTH & INCOME FUND

                                     NOTES

--------------------------------------------------------------------------------

                         GT GLOBAL GROWTH & INCOME FUND

                                     [LOGO]

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. domiciled companies
GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE